EXHIBIT 23(A)


               CONSENT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS


         We hereby consent to the incorporation by reference in this Registration Statement on Form S-8 of Movado Group, Inc. of our report dated March 25, 1999 appearing on page F-1 of Movado Group Inc.'s Annual Report on Form 10-K for the fiscal year ended January 31, 1999.

                                        /s/  PRICEWATERHOUSECOOPERS LLP
                                        -------------------------------

                                        Florham Park, New Jersey
                                        May 14, 1999